UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-22616 (Commission File Number)	52-1822078 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022 (Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:		(212) 906-8440

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
SIGNATURES
Exhibit 99.1
Exhibit 99.2

Item 2.02  Results of Operations and Financial Condition.

                   On March 15, 2005, NTL Incorporated issued a press release announcing results for the year ended December 31, 2004 and made a presentation regarding such results.  A copy of the press release is attached as Exhibit 99.1 hereto and a copy of the presentation is attached as Exhibit 99.2 hereto.  The attached exhibits are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED

Dated: March 15, 2005	By:	/s/ Jacques Kerrest

		Name:	Jacques Kerrest
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated 15 March 2005, issued by the Registrant.

99.2	Presentation, dated 15 March 2005.